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                            ELECTRIC FUEL CORPORATION



                                                                    EXHIBIT 99.2
                                                                    ------------
                                WRITTEN STATEMENT

     In connection with the Quarterly Report of Electric Fuel Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2002 filed with the Securities and Exchange Commission (the "Report"), I, Avihai Shen, Vice President - Finance and Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that t To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                By:     /s/  Avihai  Shen
                                    -------------------------------------------
                                     Avihai  Shen,  Vice  President  -  Finance
                                     (Chief  Financial  Officer)

Date:  November  14,  2002


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